Fair values of financial instruments	12 Months Ended
Dec. 31, 2021
Fair Value Disclosures [Abstract]
Fair values of financial instruments	Fair values of financial instruments
Fair value of financial instruments measured at amortized cost
The carrying value and estimated fair value of our financial instruments that are measured at amortized cost as at December 31, 2021 and December 31, 2020 are as follows:

	December 31, 2021		December 31, 2020
			(As adjusted)
(In $ millions)	Fair value	Carrying value	Fair value	Carrying value
Assets
Related party loans receivable (Level 2)	9	9	6	6

Liabilities
Liability subject to compromise- Secured credit facilities (Level 3)	2,094	5,662	1,193	5,662
Liability subject to compromise - Related Party Loans Payable (Level 3)	176	503	424	426
Level 2
The fair value of related party receivable balances are assumed to be equal to their carrying value, after adjusting for expected credit losses. The loans are categorized as level 2 on the fair value hierarchy. Other trading balances with related parties are not shown in the table above and are covered in Note 27 - "Related party transactions".
Level 3
The fair values of the secured credit facilities as at December 31, 2021 are determined by reference to the secured credit facilities holder allocation of the Seadrill fair value post emergence, as this is the expected amount of equity they would be entitled to, as well as the value of the issuance of second lien debt facility and cash payment of AOD debt. The fair value is derived using a discounted cash flow model of future free cash flows from each rig, using a weighted average cost of capital range of 10% to 17.0%. We have categorized this at level 3 of the fair value hierarchy. The fair value of the secured credit facilities as at December 31, 2020, was determined by reference to the fair value of the collateral of each facility, the rigs, as this is the expected amount recoverable on enforcement of an event of default. The fair values were derived using a combination of discounted cash flow model of future free cash flows using a weighted average cost of capital of 17.0% and the market approach from each rig. Refer to Note 20 - "Debt" for further information.
The fair value of the related party loans payable as at December 31, 2021, for the West Taurus was derived using the court approved maximum cash settlement amount of $0.25 million. For the West Linus the fair value was derived using a discounted cash flow model of future free cash flows based on the contractual cash flows under the bareboat charter agreement together with the LIBOR linked interest payments, as well as assumed cash outflows under the mandatory repurchase obligation at the end of the lease term. These cash flows were discounted using the weighted average cost of capital of 10%. As at December 31, 2020 the fair value was derived using a discounted cash flow model of future free cash flows based on the contractual cash flows under the bareboat charter agreement together with the LIBOR linked interest payments, as well as assumed cash outflows under the mandatory repurchase obligation at the end of the lease term. These cash flows were discounted using the Senior Secured Note yield of 37%. We have categorized this at level 3 on the fair value hierarchy. Refer to Note 27 - "Related party transactions" for further information.
Our cash and cash equivalents, and restricted cash, accounts receivable, and accounts payable are by their nature short-term. As a result, the carrying values included in our Consolidated Balance Sheets approximate fair value.